                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-5281

                        Oppenheimer Champion Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
ASSET-BACKED SECURITIES--0.0%
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond
   Obligations, Series 1A, Cl. D, 6/13/11(1, 2, 3)                  $    4,800,561       $           --
NC Finance Trust, CMO Pass-Through Certificates, Series 1999-I,
   Cl. ECFD, 2.199%, 1/25/29(2, 4)                                         437,665               74,403
                                                                                         --------------
Total Asset-Backed Securities (Cost $3,181,602)                                                  74,403

MORTGAGE-BACKED OBLIGATIONS--0.5%
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg
   Pass-Through Certificates, Series 2007-HY1, Cl. 2A4, 5.833%,
   2/1/37(4)                                                             3,450,464              623,799
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg
   Pass-Through Certificates, Series 2007-HY2, Cl. 1A2, 5.581%,
   12/1/36(4)                                                            8,563,724            1,574,987
                                                                                         --------------
Total Mortgage-Backed Obligations (Cost $8,672,346)                                           2,198,786

CORPORATE BONDS AND NOTES--93.5%
CONSUMER DISCRETIONARY--23.7%
AUTO COMPONENTS--1.2%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15(5)                     3,925,000            3,120,375
Goodyear Tire & Rubber Co. (The):
   7.857% Nts., 8/15/11                                                  1,495,000            1,465,100
   9% Sr. Unsec. Nts., 7/1/15                                            1,036,000            1,030,820
                                                                                         --------------
                                                                                              5,616,295

AUTOMOBILES--3.0%
Case New Holland, Inc., 7.125% Sr. Unsec. Nts., 3/1/14                   6,290,000            5,771,075
Ford Motor Co.:
   6.50% Sr. Unsec. Unsub. Nts., 8/1/18                                  1,565,000              931,175
   7.45% Bonds, 7/16/31                                                  7,155,000            4,257,225
Ford Motor Credit Co. LLC:
   8% Unsec. Nts., 6/1/14                                                2,300,000            1,863,446
   9.75% Sr. Unsec. Nts., 9/15/10                                        1,760,000            1,686,353
                                                                                         --------------
                                                                                             14,509,274

DIVERSIFIED CONSUMER SERVICES--0.4%
Service Corp. International:
   6.75% Sr. Unsec. Nts., 4/1/15                                         1,095,000              996,450
   7% Sr. Unsec. Unsub. Nts., 6/15/17                                    1,055,000              960,050
                                                                                         --------------
                                                                                              1,956,500

HOTELS, RESTAURANTS & LEISURE--6.7%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13(5)                              2,795,000            1,942,525
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13(1,5)                  4,163,000              281,003
Harrah's Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18(5)             5,768,000            3,345,440
Harrah's Operating Escrow LLC/Harrah's Escrow Group, 11.25%
   Sr. Sec. Nts., 6/1/17(5)                                              1,555,000            1,477,250
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14             2,951,000            2,390,310
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15(5)            7,860,000            3,969,300
MGM Mirage, Inc., 6.75% Sr. Unsec. Nts., 4/1/13                          1,285,000              864,163
Mohegan Tribal Gaming Authority, 6.125% Sr. Unsec. Sub.
   Nts., 2/15/13                                                         3,315,000            2,519,400
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10            3,020,000            2,778,400


                      1 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Pinnacle Entertainment, Inc., 8.25% Sr. Unsec. Sub. Nts., 3/15/12   $    2,060,000       $    2,060,000
Pokagon Gaming Authority, 10.375% Sr. Nts., 6/15/14(5)                   1,718,000            1,692,230
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,2,3)                        3,900,000                   --
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14(1)            12,200,000              305,000
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16                     2,565,000            1,526,175
Trump Entertainment Resorts, Inc., 8.50% Sec. Nts., 6/1/15(1,3)          2,705,000              348,269
Wendy's/Arby's Group, Inc., 10% Sr. Unsec. Nts., 7/15/16(5)              3,750,000            3,604,688
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%
   Nts., 12/1/14                                                         3,475,000            3,075,375
                                                                                         --------------
                                                                                             32,179,528

HOUSEHOLD DURABLES--1.8%
Jarden Corp., 7.50% Sr. Unsec. Sub. Nts., 5/1/17                         3,775,000            3,322,000
K. Hovnanian Enterprises, Inc.:
   7.75% Sr. Unsec. Sub. Nts., 5/15/13                                   1,100,000              500,500
   8.875% Sr. Sub. Nts., 4/1/12                                          3,100,000            1,937,500
Lennar Corp., 12.25% Sr. Unsec. Nts., 6/1/17                             1,640,000            1,730,200
Toll Brothers Finance Corp., 8.91% Sr. Unsec. Nts., 10/15/17             1,245,000            1,275,017
                                                                                         --------------
                                                                                              8,765,217

LEISURE EQUIPMENT & PRODUCTS--0.3%
Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11                 1,565,000            1,584,563

MEDIA--8.5%
Allbritton Communications Co., 7.75% Sr. Unsec. Sub.
   Nts., 12/15/12                                                        1,390,000            1,080,725
AMC Entertainment, Inc., 8% Sr. Unsec. Sub. Nts., 3/1/14                   870,000              746,025
American Media Operations, Inc.:
   9% Sr. Unsec. Nts., 5/1/13(5)                                            13,609                5,988
   14% Sr. Sub. Nts., 11/1/13(5)                                         3,942,242            1,419,207
CCH I LLC/CCH I Capital Corp., 11% Sr. Sec. Nts., 10/1/15(1)             7,340,000              917,500
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp., 10.25% Sr. Unsec
   Nts., 9/15/10(1,3)                                                    4,400,000            4,664,000
Cinemark USA, Inc., 8.625% Sr. Nts., 6/15/19(5)                          2,365,000            2,347,263
EchoStar DBS Corp., 6.375% Sr. Unsec. Nts., 10/1/11                      3,590,000            3,491,275
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14             1,500,000            1,323,750
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13                    3,280,000            3,136,500
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                       5,340,000            3,871,500
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec
   Nts., 1/15/13                                                         4,455,000            4,265,663
MediaNews Group, Inc.:
   6.375% Sr. Sub. Nts., 4/1/14(2)                                       7,140,000               36,414
   6.875% Sr. Unsec. Sub. Nts., 10/1/13(1,2)                            13,500,000               68,850
NTL Cable plc, 9.125% Sr. Nts., 8/15/16                                  2,555,000            2,471,963
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11           1,495,000              624,163
Rainbow National Services LLC, 8.75% Sr. Nts., 9/1/12(5)                 1,325,000            1,341,563
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12         5,893,000            3,963,043
Virgin Media Finance plc, 8.75% Sr. Unsec. Nts., 4/15/14                   725,000              710,500
Warner Music Group Corp., 7.375% Sr. Sub. Bonds, 4/15/14                 3,895,000            3,315,619


                      2 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
MEDIA CONTINUED
WMG Acquisition Corp., 9.50% Sr. Sec. Nts., 6/15/16(5)              $    1,110,000       $    1,110,000
                                                                                         --------------
                                                                                             40,911,511

SPECIALTY RETAIL--1.2%
Claire's Stores, Inc., 10.50% Sr. Unsec. Sub. Nts., 6/1/17               5,970,000            2,119,350
GameStop Corp., 8% Sr. Unsec. Nts., 10/1/12                              1,690,000            1,711,125
Leslie's Poolmart, Inc., 7.75% Sr. Unsec. Nts., 2/1/13(2)                2,050,000            1,962,875
                                                                                         --------------
                                                                                              5,793,350

TEXTILES, APPAREL & LUXURY GOODS--0.6%
Levi Strauss & Co., 9.75% Sr. Unsec. Unsub. Nts., 1/15/15                3,220,000            3,179,750

CONSUMER STAPLES--6.9%
FOOD & STAPLES RETAILING--1.7%
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                           4,114,000            3,548,325
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                         3,835,000            4,662,831
                                                                                         --------------
                                                                                              8,211,156

FOOD PRODUCTS--4.7%
Chiquita Brands International, Inc.:
   7.50% Sr. Unsec. Nts., 11/1/14                                        2,250,000            1,901,250
   8.875% Sr. Unsec. Unsub. Nts., 12/1/15                                  230,000              199,525
Dean Foods Co., 7% Sr. Unsec. Unsub. Nts., 6/1/16                        5,640,000            5,174,700
Dole Food Co., Inc.:
   7.25% Sr. Unsec. Nts., 6/15/10                                        2,025,000            2,004,750
   8.875% Sr. Unsec. Nts., 3/15/11                                       4,512,000            4,421,760
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14(5)           3,050,000            2,897,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%
   Sr. Sub. Nts., 4/1/17                                                 5,500,000            4,675,000
Smithfield Foods, Inc., 7% Sr. Nts., 8/1/11                              1,450,000            1,384,750
                                                                                         --------------
                                                                                             22,659,235

PERSONAL PRODUCTS--0.5%
Elizabeth Arden, Inc., 7.75% Sr. Unsec. Sub. Nts., 1/15/14               2,749,000            2,391,630

ENERGY--13.5%
ENERGY EQUIPMENT & SERVICES--1.1%
Helix Energy Solutions Group, Inc., 9.50% Sr. Unsec
   Nts., 1/15/16(5)                                                      2,595,000            2,380,913
Key Energy Services, Inc., 8.375% Sr. Unsec. Nts., 12/1/14               1,000,000              887,500
Pride International, Inc., 7.375% Sr. Unsec. Nts., 7/15/14               2,395,000            2,389,013
                                                                                         --------------
                                                                                              5,657,426

OIL, GAS & CONSUMABLE FUELS--12.4%
Atlas Energy Resources LLC, 10.75% Sr. Nts., 2/1/18(5)                   3,675,000            3,482,063
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15             1,975,000            1,422,000
Berry Petroleum Co.:
   8.25% Sr. Sub. Nts., 11/1/16                                          1,670,000            1,440,375
   10.25% Sr. Unsec. Nts., 6/1/14                                          945,000              959,175
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16(6)                            350,000              344,750
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16                 5,275,000            4,681,563
Cimarex Energy Co., 7.125% Sr. Nts., 5/1/17                              2,281,000            2,018,685
Denbury Resources, Inc., 7.50% Sr. Sub. Nts., 12/15/15                   4,051,000            3,868,705
El Paso Corp.:
   7% Sr. Unsec. Sub. Nts., 6/15/17                                        650,000              595,171


                      3 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
   7.25% Sr. Unsec. Nts., 6/1/18                                    $      760,000       $      705,497
Enterprise Products Operating LLP, 8.375% Jr. Sub. Nts.,
   8/1/66(4)                                                             5,335,000            4,299,999
Forest Oil Corp.:
   7.25% Sr. Unsec. Nts., 6/15/19(5)                                     1,430,000            1,287,000
   8.50% Sr. Nts., 2/15/14(5)                                            2,560,000            2,528,000
Kinder Morgan Finance Co. ULC, 5.70% Sr. Unsec. Unsub.
   Nts., 1/5/16                                                          2,130,000            1,837,125
Mariner Energy, Inc., 11.75% Sr. Unsec. Nts., 6/30/16                    1,625,000            1,625,000
Massey Energy Co., 6.875% Sr. Unsec. Nts., 12/15/13                      4,350,000            4,002,000
Newfield Exploration Co., 6.625% Sr. Unsec. Unsub. Nts., 4/15/16         2,460,000            2,232,450
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13          2,025,000            2,014,875
Petrohawk Energy Corp., 10.50% Sr. Nts., 8/1/14(5)                       2,670,000            2,743,425
Pioneer Natural Resources Co.:
   5.875% Sr. Unsec. Nts., 7/15/16                                         770,000              667,696
   6.65% Sr. Unsec. Nts., 3/15/17                                          535,000              470,935
   6.875% Sr. Unsec. Unsub. Nts., 5/1/18                                   775,000              678,958
Plains Exploration & Production, 10% Sr. Unsec. Nts., 3/1/16             3,795,000            3,918,338
Quicksilver Resources, Inc.:
   7.125% Sr. Sub. Nts., 4/1/16                                          2,045,000            1,605,325
   8.25% Sr. Unsec. Nts., 8/1/15                                         1,245,000            1,114,275
   11.75% Sr. Nts., 1/1/16                                               2,340,000            2,433,600
SandRidge Energy, Inc.:
   8.625% Sr. Unsec. Unsub. Nts., 4/1/15(7)                              1,520,000            1,371,800
   9.875% Sr. Unsec. Nts., 5/15/16(5)                                    2,350,000            2,279,500
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18(5)                       3,215,000            3,102,475
                                                                                         --------------
                                                                                             59,730,760

FINANCIALS--3.0%
CAPITAL MARKETS--0.2%
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38(1, 2)          18,774,000                1,877
RailAmerica, Inc., 9.25% Sr. Sec. Nts., 7/1/17(5)                        1,265,000            1,227,050
                                                                                         --------------
                                                                                              1,228,927

CONSUMER FINANCE--0.9%
SLM Corp., 4.50% Nts., Series A, 7/26/10                                 4,415,000            4,173,455

DIVERSIFIED FINANCIAL SERVICES--0.4%
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31(5)                          2,780,000            1,973,800

INSURANCE--1.1%
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16(2)                       5,125,000            4,958,438
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25(5)                 185,000              168,388
                                                                                         --------------
                                                                                              5,126,826

REAL ESTATE INVESTMENT TRUSTS--0.4%
HCP, Inc.:
   6% Sr. Unsec. Nts., 1/30/17                                             820,000              696,141
   6.70% Sr. Unsec. Nts., 1/30/18                                        1,635,000            1,422,527
                                                                                         --------------
                                                                                              2,118,668


                      4 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
HEALTH CARE--9.8%
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17(7)                  $    4,125,000       $    4,011,563
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15(4)                         4,680,000            3,580,200
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15(7)        1,770,000            1,677,075
                                                                                         --------------
                                                                                              9,268,838

HEALTH CARE PROVIDERS & SERVICES--7.4%
Apria Healthcare Group, Inc., 11.25% Sr. Sec. Nts., 11/1/14(5)           3,405,000            3,302,850
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec.
   Nts., 4/15/15(7)                                                      3,720,000            1,957,650
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15          4,955,000            4,880,675
DaVita, Inc., 6.625% Sr. Unsec. Nts., 3/15/13                              910,000              862,225
Fresenius Medical Care Capital Trust IV, 7.875% Sr. Sub.
   Nts., 6/15/11                                                           610,000              623,725
HCA, Inc.:
   6.375% Nts., 1/15/15                                                  5,325,000            4,353,188
   8.50% Sr. Sec. Nts., 4/15/19(5)                                       1,175,000            1,157,375
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16                       4,620,000            4,666,200
Select Medical Corp., 7.625% Sr. Unsec. Sub. Nts., 2/1/15                5,650,000            4,618,875
Tenet Healthcare Corp., 7.375% Nts., 2/1/13                              2,115,000            1,914,075
US Oncology Holdings, Inc., 6.904% Sr. Unsec. Nts., 3/15/12(4,7)         1,985,000            1,682,288
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17(5)                      2,325,000            2,319,188
Vanguard Health Holding Co. I LLC, 0%/11.25% Sr. Nts., 10/1/15(8)        3,260,000            3,194,800
                                                                                         --------------
                                                                                             35,533,114

PHARMACEUTICALS--0.5%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec
   Nts., 11/15/14                                                        2,700,000            2,376,000

INDUSTRIALS--11.0%
AEROSPACE & DEFENSE--2.9%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16                   3,430,000            3,164,175
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18                        3,530,000            3,335,850
Bombardier, Inc.:
   6.30% Sr. Unsec. Unsub. Nts., 5/1/14(5)                               2,475,000            2,178,000
   8% Sr. Nts., 11/15/14(5)                                              1,475,000            1,395,719
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15                  4,320,000            3,855,600
                                                                                         --------------
                                                                                             13,929,344

AIRLINES--0.7%
American Airlines Pass Through Trust 2009-1A, 10.375%
   Pass-Through Certificates, Series 2009-1A, 7/2/19(6)                  1,130,000            1,135,650
American Airlines Pass Through Trust 2001-2, 7.858%
   Pass-Through Certificates, Series 2001-2, Cl. A-2, 10/1/11(2)         2,540,000            2,381,250
                                                                                         --------------
                                                                                              3,516,900

BUILDING PRODUCTS--0.1%
Nortek, Inc., 8.50% Sr. Unsec. Unsub. Nts., 9/1/14                       2,110,000              611,900

COMMERCIAL SERVICES & SUPPLIES--3.1%
Allied Waste North America, Inc., 7.375% Sr. Sec. Nts.,
   Series B, 4/15/14                                                     3,105,000            3,170,258


                      5 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
   11/15/05(1,2,3)                                                  $    4,000,000       $           --
Aramark Services, Inc., 8.50% Sr. Unsec. Nts., 2/1/15                    1,205,000            1,174,875
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17                     2,000,000            1,980,000
Iron Mountain, Inc.:
   7.75% Sr. Sub. Nts., 1/15/15                                          1,350,000            1,302,750
   8.625% Sr. Unsec. Sub. Nts., 4/1/13                                   3,060,000            3,067,650
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14                              4,935,000            4,342,800
                                                                                         --------------
                                                                                             15,038,333

ELECTRICAL EQUIPMENT--0.1%
Baldor Electric Co., 8.625% Sr. Nts., 2/15/17                              420,000              390,600

MACHINERY--0.9%
Manitowoc Co., Inc. (The), 7.125% Sr. Nts., 11/1/13                      2,160,000            1,606,500
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17                           3,495,000            2,704,256
                                                                                         --------------
                                                                                              4,310,756

PROFESSIONAL SERVICES--0.5%
US Investigations Services, Inc., 10.50% Sr. Unsec. Sub.
   Nts., 11/1/15(5)                                                      2,845,000            2,332,900

ROAD & RAIL--1.2%
Avis Budget Car Rental LLC, 7.625% Sr. Unsec. Unsub.
   Nts., 5/15/14                                                         4,430,000            3,167,450
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16                         3,140,000            2,810,300
                                                                                         --------------
                                                                                              5,977,750

TRADING COMPANIES & DISTRIBUTORS--1.5%
RSC Equipment Rental, Inc.:
   9.50% Sr. Unsec. Nts., 12/1/14                                        2,900,000            2,341,750
   10% Sr. Sec. Nts., 7/15/17(2, 6)                                        695,000              662,474
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                          5,105,000            4,198,863
                                                                                         --------------
                                                                                              7,203,087

INFORMATION TECHNOLOGY--4.3%
COMMUNICATIONS EQUIPMENT--0.0%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts.,
   1/15/07(1, 2, 3)                                                      8,625,000                   86

COMPUTERS & PERIPHERALS--0.9%
Seagate Technology International, 10% Sr. Sec. Nts., 5/1/14(5)           4,445,000            4,606,131

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Celestica, Inc., 7.625% Sr. Unsec. Sub. Nts., 7/1/13                     2,215,000            2,170,700
Flextronics International Ltd., 6.50% Sr. Unsec. Sub.
   Nts., 5/15/13                                                         2,390,000            2,312,325
RBS Global & Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16          1,540,000            1,143,450
                                                                                         --------------
                                                                                              5,626,475

INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09(1, 2, 3)          7,603,797 EUR               --
NorthPoint Communications Group, Inc., 12.875% Nts.,
   2/15/10(1, 2, 3)                                                      2,562,215                   --
                                                                                         --------------
                                                                                                     --


                      6 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
IT SERVICES--1.7%
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15                   $    3,445,000       $    2,463,175
Sabre Holdings Corp., 7.35% Sr. Unsec. Unsub. Nts., 8/1/11               2,000,000            1,710,000
SunGard Data Systems, Inc., 9.125% Sr. Unsec. Nts., 8/15/13              4,286,000            4,071,700
                                                                                         --------------
                                                                                              8,244,875

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Amkor Technology, Inc.:
   7.75% Sr. Nts., 5/15/13                                               1,586,000            1,461,103
   9.25% Sr. Unsec. Nts., 6/1/16                                           865,000              805,531
                                                                                         --------------
                                                                                              2,266,634

MATERIALS--8.4%
CHEMICALS--1.7%
Huntsman International LLC, 7.875% Sr. Unsec. Sub. Nts., 11/15/14          135,000              107,663
Huntsman LLC:
   11.50% Sr. Unsec. Nts., 7/15/12                                       1,000,000            1,017,500
   11.625% Sr. Unsec. Nts., 10/15/10                                     1,795,000            1,844,363
Momentive Performance Materials, Inc., 11.50% Sr. Unsec
   Sub. Nts., 12/1/16                                                    9,395,000            2,677,575
Nalco Co., 8.875% Unsec. Sub. Nts., 11/15/13                             2,331,000            2,389,275
                                                                                         --------------
                                                                                              8,036,376

CONSTRUCTION MATERIALS--0.1%
NTK Holdings, Inc., 0%/10.75% Sr. Unsec. Nts., 3/1/14(8)                 5,158,000              438,430

CONTAINERS & PACKAGING--3.5%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14              5,770,000            4,890,075
Crown Americas, Inc., 7.75% Sr. Nts., 11/15/15                           3,065,000            3,011,363
Graham Packaging Co., Inc.:
   8.50% Sr. Unsec. Nts., 10/15/12                                       2,285,000            2,216,450
   9.875% Sr. Unsec. Sub. Nts., 10/15/14                                 3,480,000            3,253,800
Graphic Packaging International, Inc.:
   8.50% Sr. Nts., 8/15/11                                               1,362,000            1,355,190
   9.50% Sr. Unsec. Nts., 6/15/17(5)                                     2,075,000            2,054,250
                                                                                         --------------
                                                                                             16,781,128

METALS & MINING--2.2%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17            5,090,000            5,135,393
Steel Dynamics, Inc., 7.375% Sr. Unsec. Unsub. Nts., 11/1/12             2,230,000            2,124,075
Teck Resourches Ltd., 10.25% Sr. Sec. Nts., 5/15/16(5)                   3,465,000            3,634,047
                                                                                         --------------
                                                                                             10,893,515

PAPER & FOREST PRODUCTS--0.9%
Georgia-Pacific LLC, 8.25% Sr. Unsec. Nts., 5/1/16(5)                    2,375,000            2,315,625
NewPage Corp., 10% Sr. Sec. Nts., 5/1/12                                 3,980,000            1,930,300
                                                                                         --------------
                                                                                              4,245,925

TELECOMMUNICATION SERVICES--7.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13                     4,845,000            4,481,625
Intelsat Subsidiary Holdings Co. Ltd., 8.50% Sr. Unsec
   Nts., 1/15/13(5)                                                      2,280,000            2,200,200
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1, 2, 3)              8,000,000                   --


                      7 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                      Principal
                                                                        Amount                Value
                                                                    --------------       --------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Qwest Corp., 8.875% Unsec. Unsub. Nts., 3/15/12                     $    4,365,000       $    4,419,563
Windstream Corp.:
   8.125% Sr. Unsec. Unsub. Nts., 8/1/13                                 3,365,000            3,272,463
   8.625% Sr. Unsec. Unsub. Nts., 8/1/16                                 1,120,000            1,078,000
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(1, 2, 3)          4,500,000                   --
                                                                                         --------------
                                                                                             15,451,851
WIRELESS TELECOMMUNICATION SERVICES--4.3%
American Tower Corp., 7.25% Sr. Unsec. Nts., 5/15/19(5)                  2,450,000            2,382,625
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%
   Sr. Sec. Nts., 5/1/17(5)                                              3,000,000            2,940,000
Cricket Communications, Inc., 7.75% Sr. Sec. Nts., 5/15/16(5)            2,760,000            2,670,300
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15           5,710,000            4,582,275
Sprint Capital Corp., 8.75% Nts., 3/15/32                                9,785,000            7,925,850
Teligent, Inc., 11.50% Sr. Nts., 12/1/08(1, 2, 3)                        4,550,000                   --
                                                                                         --------------
                                                                                             20,501,050
UTILITIES--5.4%
ELECTRIC UTILITIES--1.8%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17                       5,045,000            3,897,263
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17           4,935,000            3,627,225
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec.
   Nts., Series A, 11/1/15                                               1,930,000            1,211,075
                                                                                         --------------
                                                                                              8,735,563
ENERGY TRADERS--3.6%
AES Corp. (The), 8.75% Sr. Sec. Nts., 5/15/13(5)                           990,000            1,009,800
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16                    5,055,000            4,309,388
Mirant North America LLC, 7.375% Sr. Unsec. Nts., 12/31/13               3,835,000            3,700,775
NRG Energy, Inc.:
   7.375% Sr. Nts., 1/15/17                                              1,560,000            1,474,200
   7.375% Sr. Nts., 2/1/16                                               3,030,000            2,874,713
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14             4,345,000            3,997,386
                                                                                         --------------
                                                                                             17,366,262
                                                                                         --------------
Total Corporate Bonds and Notes (Cost $549,152,948)                                         451,451,694


                      8 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

                                                                        Shares                Value
                                                                    --------------       --------------
PREFERRED STOCKS--0.0%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(2, 3, 7)              247,589                   --
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B,
   Non-Vtg.(2, 3)                                                           43,000                   --
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(2, 3, 7)                   3,728                   --
                                                                                         --------------
Total Preferred Stocks (Cost $11,634,686)                                                            --

COMMON STOCKS--0.7%
American Media, Inc.(2, 3)                                                  72,268                  723
Charter Communications, Inc.(3)                                            166,887            3,292,003
Global Aero Logistics, Inc.(2, 3)                                           45,938               45,938

Premier Holdings Ltd.(2, 3)                                                288,828       $           --
                                                                                         --------------
Total Common Stocks (Cost $5,236,827)                                                         3,338,664

                                                                         Units
                                                                    --------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
AboveNet, Inc. Wts., Strike Price $24, Exp. 9/8/10 (3)                         119                6,843
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp
   2/28/11 (2, 3)                                                            5,633                   56
                                                                                         --------------
Total Rights, Warrants and Certificates (Cost $42,773)                                            6,899

                                                                        Shares
                                                                    --------------
INVESTMENT COMPANIES--3.5%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
   Shares, 0.00% (9, 10)                                                 3,919,020            3,919,020
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48% (9, 11)       12,789,215           12,789,215
                                                                                         --------------
Total Investment Companies (Cost $16,708,235)                                                16,708,235
Total Investments, at Value (Cost $594,629,417)                               98.2%         473,778,681
Other Assets Net of Liabilities                                                1.8            8,928,340
                                                                                         --------------
Net Assets                                                                   100.0%      $  482,707,021
                                                                                         ==============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro


                      9 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

(1.)  Issue is in default. See accompanying Notes.

(2.) Illiquid security. The aggregate value of illiquid securities as of June 30, 2009 was $10,193,384, which represents 2.11% of the Fund's net assets. See accompanying Notes.

(3.)  Non-income producing security.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $86,225,956 or 17.86% of the Fund's net assets as of June 30, 2009.

(6.) When-issued security or delayed delivery to be delivered and settled after June 30, 2009. See accompanying Notes.

(7.)  Interest or dividend is paid-in-kind, when applicable.

(8.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(9.)  Rate shown is the 7-day yield as of June 30, 2009.

(10.) Interest rate is less than 0.0005%

11.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                         SHARES
                                                     SEPTEMBER 30,       GROSS           GROSS        JUNE 30,
                                                         2008          ADDITIONS       REDUCTIONS       2009
                                                     -------------   -------------   -------------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E     55,037,109    1,287,531,092   1,329,778,986   12,789,215

                                                        VALUE        INCOME
                                                     -----------   ----------
Oppenheimer Institutional Money Market Fund, Cl. E   $12,789,215   $1,368,111


                      10 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of June 30, 2009 based on valuation input level:

                                                              LEVEL 2--         LEVEL 3--
                                          LEVEL 1--             OTHER         SIGNIFICANT
                                      UNADJUSTED QUOTED      SIGNIFICANT      UNOBSERVABLE
                                            PRICES        OBSERVABLE INPUTS      INPUTS          VALUE
                                      -----------------   -----------------   ------------   ------------
ASSETS TABLE INVESTMENTS, AT VALUE:
Asset-Backed Securities                  $        --         $     74,403        $    --     $     74,403
Mortgage-Backed Obligations                       --            2,198,786             --        2,198,786
Corporate Bonds and Notes                         --          451,451,608             86      451,451,694
Preferred Stocks                                  --                   --             --               --
Common Stocks                                     --            3,292,726         45,938        3,338,664
Rights, Warrants and Certificates              6,843                   --             56            6,899
Investment Companies                      16,708,235                   --             --       16,708,235
                                         -----------         ------------        -------     ------------
Total Assets                             $16,715,078         $457,017,523        $46,080     $473,778,681
                                         ===========         ============        =======     ============

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.


                      11 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                      12 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the Manager's own assumptions about the inputs that market participants would use in valuing such securities are significant to the fair value.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $2,369,607
Sold securities               236,175

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.


                      13 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2009, securities with an aggregate market value of $6,586,585, representing 1.36% of the Fund's net assets, were in default.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional


                      14 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security


                      15 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce


                      16 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.


                      17 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

As of June 30, 2009, the Fund had no outstanding futures contracts.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of


                      18 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of June 30, 2009, the Fund had no such credit default swaps outstanding.

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.


                      19 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

     As of June 30, 2009, the Fund had no such interest rate swap agreements outstanding.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

     The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     As of June 30, 2009, the Fund had no such total return swap agreements outstanding.

ILLIQUID SECURITIES

As of June 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2009 are noted below. The primary difference between book and tax appreciation or depreciation


                      20 | Oppenheimer Champion Income Fund

Oppenheimer Champion Income Fund

STATEMENT OF INVESTMENTS June 30, 2009 / Unaudited

of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 602,228,733
                                 =============
Gross unrealized appreciation    $  13,511,957
Gross unrealized depreciation     (141,962,009)
                                 -------------
Net unrealized depreciation      $(128,450,052)
                                 =============


                      21 | Oppenheimer Champion Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Champion Income Fund


By: /s/ John V. Murphy
    ------------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ------------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/11/2009


By: /s/ Brian W. Wixted
    ------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/11/2009